UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 3, 2023
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CLEARPOINT NEURO, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34822	58-2394628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
120 S. Sierra Ave., Suite 100
Solana Beach, CA 92075
(Address of principal executive offices, zip code)
(888) 287-9109
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLPT	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
On March 3, 2023, ClearPoint Neuro, Inc. (the “Company”) entered into amendments to the Company’s existing employment agreements with Joseph M. Burnett, the President and Chief Executive Officer, Danilo D’Alessandro, the Chief Financial Officer, and Mazin Sabra, the Chief Operating Officer. The principal terms of the amendments are described in Item 5.02 below, which description is incorporated by reference into this Item 1.01.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 3, 2023, the Company entered into amendments to the Company’s existing employment agreements with Joseph M. Burnett, the President and Chief Executive Officer, Danilo D’Alessandro, the Chief Financial Officer, and Mazin Sabra, the Chief Operating Officer.
The uniform amendments to Mr. Burnett’s, Mr. D’Alessandro’s, and Mr. Sabra’s employment agreements (i) extend certain severance benefits upon a non-renewal of the employment agreement by the Company at the end of the then-current term; (ii) adjust the portion of outstanding awards that will accelerate upon certain qualifying termination events; (iii) provide for unlimited paid time off subject to the Company’s policies; and (iv) revise the defined terms “Termination Upon Expiration,” “Termination Without Cause” and “Voluntary Termination” to provide updated context to Section 8 concerning certain compensation benefits and continuing obligations following the termination of their respective employment agreements.
The foregoing description of the amendments to Mr. Burnett’s, Mr. D’Alessandro’s, and Mr. Sabra’s employment agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendments, which are included as Exhibits 10.1-10.3 to this Current Report on Form 8-K and are incorporated herein by reference.
Item  9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
Exhibit 10.1	Amendment No. 1 to Employment Agreement, dated March 3, 2023 by and between the Company and Joseph M. Burnett, amending the Employment Agreement dated October 6, 2017.

Exhibit 10.2	Amendment No. 1 to Employment Agreement, dated March 3, 2023 by and between the Company and Danilo D’Alessandro, amending the Employment Agreement dated September 14, 2020.

Exhibit 10.3	Amendment No. 1 to Employment Agreement, dated March 3, 2023 by and between the Company and Mazin Sabra, amending the Employment Agreement dated September 20, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2023	CLEARPOINT NEURO, INC.

	By:	/s/ Danilo D’Alessandro
Danilo D’Alessandro
Chief Financial Officer